Prospectus March 1, 2020
	Class	Ticker Symbol
Alger Focus Equity Fund	A	ALAFX
	C	ALCFX
Optional Internet Availability of Alger Shareholder Reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary, contact your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Alger Fund Complex or your financial intermediary.
As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

THE ALGER INSTITUTIONAL FUNDS
1	Summary Section
	1	Alger Focus Equity Fund
5	Investment Objective, Principal Investment Strategies and Related Risks
5	Additional Information About the Fund’s Investment Strategies and Investments
7	Management and Organization
8	Hypothetical Investment and Expense Information
8	Financial Highlights

11	Shareholder Information
	11	Distributor
	11	Transfer Agent
	11	Net Asset Value
	11	Purchasing and Redeeming Fund Shares
	12	Dividends and Distributions and Tax Consequences
	12	Classes of Fund Shares
	13	Sales Charges
	15	Waivers of Sales Charges
	16	Sales Charge Discounts
	17	Additional Information about Minimum Initial Investments

17	Investment Instructions
	17	Special Instructions for Class C Shares
	17	To Open a New Account
	18	To Make Additional Investments in an Existing Account
	18	Automatic Investment Plan
	18	To Exchange Shares
	18	To Redeem Shares
	19	Automatic Withdrawal Plan

19	Limitations on Excessive Trading

19	Disclosure of Portfolio Holdings

20	Other Information

A-1	Appendix A – Waivers and Discounts Available from Intermediaries
Back Cover: For Fund Information

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Summary Section
Alger Focus Equity Fund
Investment Objective
Alger Focus Equity Fund seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in “Purchasing and Redeeming Fund Shares” on page 11 and in Appendix A – Waivers and Discounts Available from Intermediaries on page A-1 in the Fund’s Prospectus, and in the sections “Right of Accumulation (Class A Shares)” and “Letter of Intent (Class A Shares)” on page 21 of the Fund’s Statement of Additional Information.
	Alger Focus Equity Fund
Class	A	C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%	None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None*	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.52%	.52%
Distribution and/or Service (12b-1) Fees	.25%	1.00%
Other Expenses	.23%	.23%
Total Annual Fund Operating Expenses	1.00%	1.75%
*	Purchases of $1 million or more of Class A Shares at net asset value may be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase.
Example
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class A	$622	$827	$1,048	$1,685
Class C	$278	$551	$ 949	$2,062
You would pay the following expenses if you did not redeem your shares:
Class C	$178	$551	$ 949	$2,062
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134.50% of the average value of its portfolio.
Principal Investment Strategy
Fred Alger Management, LLC believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.

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Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that Fred Alger Management, LLC believes demonstrate promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
As a focus fund, the Fund intends to invest a substantial portion of its assets in a small number of issuers, and may focus its portfolio in fewer business sectors or industries. Generally the Fund will own approximately 50 holdings. Fund holdings may occasionally exceed this number for a variety of reasons.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, consumer discretionary, and health care sectors.
The Fund’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund can invest in foreign securities.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Technology Companies Risk – The Fund may have a significant portion of its assets invested in securities of technology companies. Many technology companies’ securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.
Foreign Securities Risk – The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing audit and legal standards.

Prospectus    3/21

Portfolio Turnover (Active Trading) Risk – Because the Fund may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.
Annual Total Return for Class A Shares as of December 31 (%)
Best Quarter: Q1 2019 15.73%	Worst Quarter: Q4 2018 -16.05%
Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	Since Inception (12/31/12)
Class A
Return Before Taxes	26.82%	13.16%	16.24%
Return After Taxes on Distributions	26.15%	12.45%	15.71%
Return After Taxes on Distributions and Sale of Shares	16.22%	10.37%	13.32%
Class C
Return Before Taxes	31.81%	13.53%	16.25%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	36.39%	14.63%	16.92%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares, which are not shown, will vary from those shown for Class A Shares. A “Return After Taxes on Distributions and Sale of Fund Shares” may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Prospectus    4/21

Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, LLC	Ankur Crawford, Ph.D. Executive Vice President and Portfolio Manager Since June 2015
Patrick Kelly, CFA Executive Vice President, Head of Alger Capital Appreciation and Spectra Strategies and Portfolio Manager Since December 2012
Although the Fund is co-managed, one of the portfolio managers may be primarily responsible for implementation of the day to day investment decisions. This may occur to ensure that the Fund’s investment decisions are consistently and promptly implemented.
Shareholder Information
Purchasing and Redeeming Fund Shares
Class C shares of the Fund are only offered to investors through certain financial intermediaries and group retirement plan recordkeeping platforms.
Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A or Class C Shares.
Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Retirement Accounts (including IRAs)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances. See “Additional Information about Minimum Initial Investments” in the Prospectus.
In general, investors may purchase or redeem Fund shares on any business day by mail (Alger Family of Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175), online at www.alger.com, by telephone at 1 (800) 992-3863 or through a financial intermediary.
Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Manager or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Prospectus    5/21

Investment Objective, Principal Investment Strategies and Related Risks
The investment objective, principal strategy and primary risks of the Fund are discussed above. The Fund invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges.
All of the Fund’s share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund’s other share classes due to the differences in charges or expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.
The index used in the Summary Section is a broad-based index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index. Investors cannot invest directly in the index.
•	Russell 1000 Growth Index: An unmanaged index designed to measure the performance of a subset of the largest 1,000 capitalization companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
Additional Information About the Fund’s Investment Strategies and Investments
Investment Objective
Alger Focus Equity Fund seeks long-term capital appreciation.
Principal Investment Strategies and Related Risks
The following are the Fund’s investment process, and principal investment strategies and related risks. The Fund may invest in other securities that are not its principal strategy, and such strategies and related risks are described in more detail in the Fund’s Statement of Additional Information.
The Fund invests primarily in equity securities. The Fund’s investments in equity securities are primarily in common or preferred stocks, but its equity investments also may include securities convertible into or exchangeable for equity securities (including warrants and rights) and depositary receipts. The Fund invests primarily in companies whose securities are traded on U.S. or foreign exchanges or in the over-the-counter market.
The Fund invests primarily in “growth” stocks. The Fund’s investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Manager”), believes that these companies tend to fall into one of two categories:
•	High Unit Volume Growth
Vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or simply fulfilling an increased demand for an existing product line.
•	Positive Life Cycle Change
Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.
The Fund’s portfolio manager may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Fund may engage in active trading of portfolio securities. If the Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.
Alger Focus Equity Fund
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that Fred Alger Management, LLC believes demonstrate promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
As a focus fund, the Fund intends to invest a substantial portion of its assets in a small number of issuers, and may focus its portfolio in fewer business sectors or industries. Generally the Fund will own approximately 50 holdings. Fund holdings may occasionally exceed this number for a variety of reasons.

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Principal Risks
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Equity Securities Risk
As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Because stock markets tend to move in cycles, stock prices overall may decline. A particular stock’s market value may decline as a result of general market conditions that are not related to the issuing company (e.g., adverse economic conditions or investor sentiment) or due to factors that affect the particular company (e.g., management performance or factors affecting the industry). Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Stocks Risk
Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value. Expected growth may not be realized.
Sector Risk
The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
The Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. In addition, many technology related companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities, especially over the short term.
Small Number of Holdings Risk
Under normal circumstances, Alger Focus Equity Fund invests in a small number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. At times, the performance of shares of particular companies will lag the performance of other sectors or the market as a whole. This risk is magnified when a fund has a small number of holdings. Generally, the more broadly a fund invests, the more it spreads its risks and potentially reduces the risk of loss and volatility.
Portfolio Turnover (Active Trading) Risk
If a Fund engages in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

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Temporary Defensive Investments
In times of adverse or unstable market, economic or political conditions, the Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund’s assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund’s investment objective. The Fund may also hold these types of securities in an amount up to 15% of net assets, pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may not achieve its investment objective while in a temporary defensive position.
Management and Organization
Manager
Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010
The Manager has been an investment adviser since 1964, and manages investments totaling (at December 31, 2019) approximately $29.1 billion. The Manager has managed the Fund since its inception. The Manager is responsible for providing a continuous investment program for the Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets. These advisory responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees’ basis for approving the advisory contract with respect to the Fund is available in the Fund’s annual report to shareholders for its most recent October 31 fiscal year end. The Fund pays the Manager an advisory fee at the annual rate of .52% based on a percentage of average daily net assets.
The actual advisory fee rate paid by Alger Focus Equity Fund for the period ended October 31, 2019 was .52% of average daily net assets.
Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments
Fund	Portfolio Managers	Since
Alger Focus Equity Fund	Ankur Crawford, Ph.D. Patrick Kelly, CFA	June 2015 December 2012
•	Ms. Crawford has been employed by the Manager since 2004. She became a portfolio manager and a Senior Vice President in 2010 and an Executive Vice President in 2019. She served as a Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.
•	Mr. Kelly has been employed by the Manager since 1999. He became a portfolio manager in 2004, an Executive Vice President in 2008, and the Head of Alger Capital Appreciation and Spectra Strategies in 2015.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.
Administrator
Pursuant to a separate Fund Administration Agreement, the Manager also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; paying compensation of the Fund’s officers for services rendered as such; authorizing expenditures and approving bills for payment on behalf of the Fund; preparation of the periodic updating of the Fund’s Registration Statement, including Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and monitoring and maintaining the effectiveness of such filings, as appropriate; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund’s custodian, transfer agent, blue sky agent and printers; providing trading desk facilities for the Fund; supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the “1940 Act”); preparation of materials for meetings of the Fund’s Board of Trustees and preparation of minutes of such meetings; oversight of service providers who file claims for class action lawsuits with respect to securities in the Fund; arranging for the Fund the required fidelity bond and other insurance, if applicable; and providing executive, clerical and secretarial help needed to carry out these responsibilities. The Fund pays the Manager an administrative fee at the annual rate of 0.0275% of the Fund’s average daily net assets.

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Pursuant to a separate Shareholder Administrative Services Agreement, the Manager also supervises the Funds' transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”), and provides certain shareholder administrative services to the Funds. The Fund pays the Manager a shareholder administrative services fee at the annual rate of 0.0165% of net assets with respect to Class A and C Shares.
For more information, please see the Shareholder Information section beginning on page 11.
Hypothetical Investment and Expense Information
Hypothetical investment and expense information, which is not required to be included in this Prospectus by the Securities and Exchange Commission, is presented in the chart below. This information is intended to reflect the annual and cumulative effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s total return over a 10-year period. The example assumes the following:
•	You invest $10,000 in the Fund and hold it for the entire 10-year period;
•	Your investment has a 5% return before expenses each year; and
•	The maximum initial sales charge is applied.
There is no assurance that the annual expense ratio will be the expense ratio for any Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates alter any fee waivers and/or expense reimbursements pursuant to a voluntary or contractual arrangement, your actual expenses may be higher or lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual expenses and returns are likely to differ (higher or lower) from those shown below.
Alger Focus Equity Fund
Class A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	-1.25%	2.70%	6.81%	11.08%	15.52%	20.14%	24.95%	29.95%	35.15%	40.55%
End Investment Balance	$ 9,854	$ 10,248	$ 10,658	$ 11,084	$ 11,528	$ 11,989	$ 12,468	$ 12,967	$ 13,486	$ 14,025
Annual Expense	$ 622	$ 101	$ 105	$ 109	$ 113	$ 118	$ 122	$ 127	$ 132	$ 138

Class C	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.25%	6.61%	10.07%	13.65%	17.34%	21.15%	25.09%	29.16%	33.36%	37.69%
End Investment Balance	$10,325	$ 10,661	$ 11,007	$ 11,365	$ 11,734	$ 12,115	$ 12,509	$ 12,916	$ 13,336	$ 13,769
Annual Expense	$ 178	$ 184	$ 190	$ 196	$ 202	$ 209	$ 215	$ 222	$ 230	$ 237
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the tables for the fiscal years ended October 31 has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.

Prospectus    9/21

The Alger Institutional Funds
Alger Focus Equity Fund Class A	Year ended 10/31/19	Year ended 10/31/18	Year ended 10/31/17	Year ended 10/31/16	Year ended 10/31/15
Net asset value, beginning of period	$ 34.00	$ 31.74	$ 23.95	$ 24.13	$ 22.01
Income from Investment Operations:
Net investment income (loss) (i)	—(ii)	(0.06)	0.01	(0.03)	(0.02)
Net realized and unrealized gain on investments	4.95	3.55	7.78	0.12	2.14
Total from investment operations	4.95	3.49	7.79	0.09	2.12
Distributions from net realized gains	(1.62)	(1.23)	—	(0.27)	—
Net asset value, end of period	$ 37.33	$ 34.00	$ 31.74	$ 23.95	$ 24.13
Total return (iii)	15.56%	11.33%	32.53%	0.36%	9.63%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$ 53,533	$ 43,621	$23,693	$ 25,524	$ 23,961
Ratio of gross expenses to average net assets	1.00%	1.03%	1.11%	1.26%	1.48%
Ratio of expense reimbursements to average net assets	—	—	—	(0.07)%	(0.18)%
Ratio of net expenses to average net assets	1.00%	1.03%	1.11%	1.19%	1.30%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.17)%	0.03%	(0.13)%	(0.08)%
Portfolio turnover rate	134.50%	135.54%	98.57%	127.40%	182.58%
(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

Prospectus    10/21

The Alger Institutional Funds
Alger Focus Equity Fund Class C	Year ended 10/31/19	Year ended 10/31/18	Year ended 10/31/17	Year ended 10/31/16	Year ended 10/31/15
Net asset value, beginning of period	$ 32.47	$ 30.59	$ 23.27	$ 23.62	$ 21.71
Income from Investment Operations:
Net investment loss (i)	(0.26)	(0.31)	(0.21)	(0.20)	(0.20)
Net realized and unrealized gain on investments	4.71	3.42	7.53	0.12	2.11
Total from investment operations	4.45	3.11	7.32	(0.08)	1.91
Distributions from net realized gains	(1.62)	(1.23)	—	(0.27)	—
Net asset value, end of period	$ 35.30	$ 32.47	$ 30.59	$ 23.27	$ 23.62
Total return (ii)	14.68%	10.51%	31.46%	(0.36)%	8.80%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$ 37,169	$ 26,366	$18,660	$ 12,021	$ 6,542
Ratio of gross expenses to average net assets	1.75%	1.80%	1.90%	2.03%	2.25%
Ratio of expense reimbursements to average net assets	—	—	—	(0.10)%	(0.20)%
Ratio of net expenses to average net assets	1.75%	1.80%	1.90%	1.93%	2.05%
Ratio of net investment loss to average net assets	(0.77)%	(0.93)%	(0.79)%	(0.87)%	(0.85)%
Portfolio turnover rate	134.50%	135.54%	98.57%	127.40%	182.58%
(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

Prospectus    11/21

Shareholder Information
Distributor
Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010
Transfer Agent
Alger Family of Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Net Asset Value
The value of one share is its “net asset value,” or NAV. The NAV for the Fund is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Generally, the NYSE is closed on weekends and national holidays.
NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Fund’s investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.
Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. For each Fund that invests in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of the Fund’s assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.
The assets of the Fund are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by The Alger Institutional Funds' Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Short-term money market instruments held by the Fund are generally valued on the basis of amortized cost.
In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company’s securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.
The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager’s fair valuation procedures therefore include a procedure whereby foreign securities prices may be “fair valued” to take those factors into account.
Purchasing and Redeeming Fund Shares
Shares of the Fund can be purchased or redeemed on any day the NYSE is open. Orders will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue a redemption check within seven days after the Transfer Agent receives a redemption request in good order. “In good order” means that all necessary information and documentation related to the redemption request have been provided to the Transfer Agent or authorized intermediary, if applicable. If your request is not in good order, the Transfer Agent may require additional documentation in order to redeem your shares. However, when you buy shares with a check, via Automatic Investment Plan, or online, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Fund may reject any purchase order. Share certificates are not issued for shares of the Fund.

Prospectus    12/21

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or by selling portfolio assets to generate cash. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
The Fund may pay all or a portion of your redemption proceeds in securities rather than cash (i.e., “redeem in kind”) if, for example, the redemption request is during stressed market conditions or the Fund believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders. Securities will generally be selected on a pro rata basis pursuant to the Fund’s procedures. A shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash, in transactions conducted at the shareholder’s expense.
Legislation passed by Congress in 2008 requires mutual funds to report both to the shareholder and to the Internal Revenue Service the “cost basis” of shares acquired on or after January 1, 2012 that are subsequently redeemed or exchanged. This reporting is not required for Fund shares held in retirement or other tax-advantaged accounts or for certain other types of entities (such as C corporations).
If you are a direct shareholder, you may request your cost basis reported on Form 1099-B to be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method then the Fund will use the average cost basis method. If you hold Fund shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account.
Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method is best for you.
Dividends and Distributions and Tax Consequences
The Fund declares and pays dividends and distributions annually, and expect these payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Certain dividend income received by the Fund and paid to you may be subject to a maximum tax rate of 20% (qualified dividends); other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates. Dividends and distributions may differ among classes of shares of the Fund.
Unless you choose to receive cash payments by checking the box on your account application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.
Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. An exchange of Fund shares for shares of another fund will be treated as a sale of the Fund shares, and any gain on the transaction may be subject to federal and state taxes. Because everyone’s tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.
Classes of Fund Shares
Alger Focus Equity Fund offers five classes of shares (A, C, I, Y, and Z Shares). Each of Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund offers three classes of shares (Class I, R and Z-2 Shares). Alger Capital Appreciation Institutional Fund offers four classes of shares (Class I, R, Y, and Z-2 Shares). Class I, R, Y, Z and Z-2 Shares are offered in another prospectus. Class A and C Shares, which are offered in this Prospectus, are each subject to a sales charge. Class C shares are only offered to investors through certain Financial Intermediaries and group retirement plan recordkeeping platforms. Class I, R, Y, Z and Z-2 Shares are generally offered only to institutional investors, including, but not limited to, qualified pension and retirement plans. Class Z Shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Z Shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.
Investors with non-U.S. addresses and intermediary controlled accounts designated as foreign accounts (“Restricted Accounts”) are restricted from investing in the Funds. Existing Restricted Accounts may remain in the Funds, but are prohibited from making further investments. U.S. Armed Forces and Diplomatic post office addresses abroad are treated as U.S. addresses and can invest in the Funds. Addresses in U.S. territories, such as Guam and Puerto Rico, are also treated as U.S. addresses and can invest in the Funds.

Prospectus    13/21

Sales Charges
Class A Shares
When you buy Class A Shares you may pay the following sales charge:
Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Asset Value	Dealer Allowance as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 - $49,999	4.50%	4.71%	4.25%
$50,000 - $99,999	4.00%	4.17%	3.75%
$100,000 - $249,999	3.50%	3.63%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.25%
$500,000 - $749,999	2.00%	2.04%	1.75%
$750,000 - $999,999	1.50%	1.52%	1.25%
$1,000,000 and over	*	*	1.00%
*	Purchases of Class A Shares which, when combined with current holdings of Class A Shares of the Alger Family of Funds offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived if the shareholder’s financial intermediary notified the Distributor before the shareholder purchased the Class A Shares that the financial intermediary would waive the 1.00% Dealer Allowance noted in the chart above.
In calculating a CDSC, the Fund assumes first, that the redemption is of shares, if any, that are not subject to any CDSC.
Distribution and/or Service (12b-1) Fees
Each Fund offering Class A Shares has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows Class A Shares to pay a 0.25% fee out of its assets on an ongoing basis for distribution and shareholder services provided to Class A shareholders. The Distributor may pay some or all of this fee to a broker-dealer, investment adviser or other financial institution (“Financial Intermediary”) that also provides distribution, servicing and/or maintenance of shareholder accounts. These fees will increase the cost of your investment in Class A Shares and may cost you more than paying other types of sales charges.
Maximum Investment Amount
No maximum investment limit for Class A shares.
Minimum Investment Amount
For the minimum investment amount for Class A shares, see table below.
	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Retirement Accounts (including IRAs)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances. See “Additional Information about Minimum Initial Investments” in the Prospectus.
Class C Shares
Class C Shares are only offered to investors through certain Financial Intermediaries and group retirement plan recordkeeping platforms. See “Investment Instructions – Special Instructions for Class C Shares.”

Prospectus    14/21

There is no sales charge when you buy Class C Shares. When you redeem Class C Shares, you may pay the following CDSC:
Years Shares Were Held	Contingent Deferred Sales Charge (CDSC)
Less than one	1%
One or more	0%
In calculating a CDSC, the Fund assumes, first, that the redemption is of shares, if any, that are not subject to any CDSC. The Fund’s Distributor collects and retains any applicable CDSC paid. Under certain circumstances, the CDSC may be waived. These circumstances are discussed below and in the Statement of Additional Information.
Class C Share Conversion Feature
On the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C Shares, such Class C Shares will automatically convert to Class A Shares without the imposition of any sales load, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A Shares.
Shareholders who purchase Class C Shares through certain Financial Intermediaries or group retirement plan recordkeeping platforms or whose shares are held in an omnibus account may not be eligible to participate in such Class C Share conversion. Certain financial intermediaries who hold Class C Shares in an omnibus account for shareholders of group retirement plans may not track participant level aging of shares and therefore those shares also may not be eligible for an automatic conversion. Contact your Financial Intermediary or plan recordkeeper for eligibility information. See Appendix A – Waivers and Discounts Available from Intermediaries in this prospectus for further details regarding Class C Share conversion schedules available from certain intermediaries.
Distribution and/or Service (12b-1) Fees
Each Fund offering Class C Shares has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows Class C Shares to pay a 1.00% fee (0.75% distribution and/or shareholder services and 0.25% shareholder services) out of its assets on an ongoing basis for distribution and shareholder services provided to Class C shareholders. The Distributor may pay some or all of this fee to a Financial Intermediary that also provides servicing and/or maintenance of shareholder accounts. These fees will increase the cost of your investment in Class C Shares and may cost you more than paying other types of sales charges. At the time of the initial sale of Class C Shares, the Distributor generally pays a Financial Intermediary from its own resources an upfront commission of 1% of the amount invested. This amount represents a prepayment of the first year’s distribution and shareholder servicing fees. In the first year following the initial sale, the Fund pays the distribution and shareholder service fees to the Distributor as reimbursement for the Distributor’s upfront commission. If you redeem your Class C Shares on or before the first anniversary date of their purchase, you will pay a 1% CDSC. In the first year, the payment of a CDSC may result in the Distributor receiving amounts greater than the upfront commission paid to the Financial Intermediary. For Class C Shares held over a year, the Fund pays the distribution and shareholder service fees to the Distributor, who is responsible for paying Financial Intermediaries.
Maximum Investment Amount
The maximum investment limit for Class C Shares is $999,999.
Minimum Investment Amount
For the minimum investment amount for Class C Shares, see table below.
	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Retirement Accounts (including IRAs)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances. See “Additional Information about Minimum Initial Investments” in the Prospectus.

Prospectus    15/21

Waivers of Sales Charges
Different financial intermediaries may impose different sales charges or offer different sales charge discounts. These variations are described at the end of this Prospectus in Appendix A – Waivers and Discounts Available from Intermediaries.
No initial sales charge is imposed on purchases of Class A Shares, and no CDSC is imposed on redemptions of Class A and C Shares by:
•	employees, officers and/or Trustees of the Distributor and its affiliates,
•	Individual Retirement Accounts (“IRAs”), Keogh Plans and employee benefit plans for those persons and
•	spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by those persons;
•	accounts managed by the Manager,
•	employees, participants and beneficiaries of those accounts,
•	IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and
•	spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries;
•	employee benefit or retirement plans or charitable accounts, including, but not limited to, IRAs, Keogh Plans, 401(k) plans, profit-sharing pension plans, defined benefit plans, Taft-Hartley multiemployer pension plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans subject to the Employee Retirement Income Security Act of 1974, as amended, other than employee benefit or retirement plans or charitable accounts that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed;
•	an investment company registered under the 1940 Act, as amended, in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction;
•	registered investment advisers for their own accounts;
•	certain registered investment advisers, banks, trust companies and other financial institutions (including broker-dealers) that have an agreement in place with the Distributor (see Appendix A – Waivers and Discounts Available from Intermediaries of this Prospectus for a list of such entities), as long as the orders for the shares were placed on behalf of their clients;
•	certain financial intermediaries offering self-directed investment brokerage accounts that have an agreement in place with the Distributor (see Appendix A – Waivers and Discounts Available from Intermediaries of this Prospectus for a list of such entities);
•	a financial institution as shareholder of record on behalf of:
•	investment advisers or financial planners trading for their own accounts or the accounts of their clients, and who charge a separate fee for their services, and
•	clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution;
•	a financial institution as shareholder of record on behalf of retirement and deferred compensation plans and trusts used to fund those plans;
•	registered representatives of broker-dealers that have an agreement in place with the Distributor, for their own accounts and their spouses, children, siblings and parents;
•	children or spouses of individuals who died in the terrorist attacks of September 11, 2001 made directly through the Fund;
•	shareholders of Alger Global Focus Fund as of January 21, 2005 purchasing Class A Shares directly from the Fund for their existing accounts; and
•	investors purchasing Class A Shares of the Alger Family of Funds when those purchases are made directly from the Fund (including shareholders of Class N Shares as of September 23, 2008).
Investors purchasing Class A Shares who may be entitled to one of the foregoing waivers should consult with their financial adviser as to their eligibility, and are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. As the Distributor has no information regarding the nature of the underlying shareholders in

Prospectus    16/21

an omnibus account (in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators) it cannot aid in the substantiation of any such claims for waivers. Information regarding these procedures is available by contacting the Fund at (800) 992-3863.
Any CDSC which otherwise would be imposed on redemptions of shares of the Fund will be waived with respect to (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an IRA following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Fund of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed “disabled” if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.
Class N shareholders as of September 23, 2008 will not be subject to initial sales charges in connection with additional purchases of Class A Shares of the Alger Family of Funds. Due to operational limitations at certain financial intermediaries, a sales charge may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you are eligible for this waiver. Notwithstanding the foregoing, shareholders investing through certain financial intermediaries may not be eligible to purchase shares without imposition of an initial sales charge through such financial intermediaries if the nature of their relationship with, and/or service received from, the financial intermediary changes. Please consult your financial representative for further details.
Reinvestment Privilege Under the Reinvestment Privilege, a shareholder who has redeemed Shares in a Fund account may reinvest all or part of the redemption proceeds in Shares of the same Fund in the same account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Fund next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder’s status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinvestment privilege may be exercised only once by a shareholder. Reinvestment will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.
Sales Charge Discounts
In addition to waivers of sales charges for eligible investors, there are several ways in which any investor in Class A Shares may be eligible for a sales charge discount. Information on sales charge discounts is posted on the Fund’s website, www.alger.com.
When purchasing Class A Shares, when the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $24,999 of Class A Shares of the Fund would be charged an initial charge of 5.25%, while a purchase of $25,000 would be charged an initial charge of 4.50%. There are several breakpoints, as shown in the above sales charge table for Class A Shares. The greater the investment, the greater the sales charge discount.
Letter of Intent A sales charge discount is also available to Class A Share investors who indicate an intent to purchase shares in an amount aggregating $25,000 or more over a 13-month period. A Letter of Intent (“LOI”) allows the Class A Share investor to qualify for a breakpoint discount now without immediately investing the aggregate dollar amount at which the breakpoint discount is offered. The investor must refer to the LOI when placing purchase orders. For purposes of an LOI, the purchase amount includes purchases by “any person” (which includes an individual, his or her spouse or domestic partner and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) of shares of all classes of the Funds in the Alger Family of Funds offered with a sales charge over the following 13 months. At the investor’s request, the 13-month period may begin up to 90 days before the date the LOI is signed. The minimum initial investment under the LOI is 5% of the total LOI amount. Further details are in the Statement of Additional Information.
Rights of Accumulation An investor in Class A Shares may be eligible for a sales charge discount by reason of Rights of Accumulation (“ROA”). With ROA, Class A Shares of the Fund may be purchased by “any person” (as defined in the immediately preceding paragraph) at a discounted sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of all classes of the Funds in the Alger Family of Funds offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate, as noted in the Class A sales charge chart above. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification

Prospectus    17/21

that the purchase qualifies for the sales charge discount. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Additional Information about Minimum Initial Investments
The Distributor, in its sole discretion, may waive minimum initial investment requirements. Minimum initial investment and related requirements may be modified at any time, without prior notice.
There is no minimum initial investment for the following categories of eligible investors:
•	Any current employee of Fred Alger Management, LLC or Fred Alger & Company, LLC or their affiliates, and any of their immediate family members who share the same address.
•	Trustees of the Fund and Directors of Alger Associates, Inc., or its affiliates, and any of their immediate family members who share the same address.
Investment Instructions
Special Instructions for Class C Shares
Class C Shares are only offered to investors through certain financial intermediaries and group retirement plan recordkeeping platforms. Class C Shares may not be purchased directly from the Fund.
To Open a New Account:
New account applications must be received in good order. Any application received not in good order may be rejected. Please see the “Purchasing and Redeeming Fund Shares” section for more information.
By Mail: Visit the Fund’s website to download a prospectus and New Account Application at www.alger.com, or call (800) 992-3863 to receive an application and prospectus via U.S. mail. Make checks payable to “The Alger Funds.” The Funds do not accept cash or cash alternatives for Fund purchases. Purchases made through ACH (Automated clearing house) are subject to a maximum limit of $50,000. Mail your completed application and check to the Fund’s transfer agent:
Alger Family of Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Overnight mail is to be sent to the Fund’s transfer agent at the following address:
Alger Family of Funds
c/o UMB Fund Services, Inc.
235 Galena Street
Milwaukee, WI 53212
By FED Wire: To open a new account and fund it using FED Wire, complete a new account application and mail it to the Fund’s transfer agent at the address provided above. Upon confirmation from UMB that your account has been setup, have your bank wire funds to UMB following the instructions below.
UMB Bank, N.A.
1010 Grand Blvd.
Kansas City, MO 64106
ABA: 101000695
DDA: 9872325141
Please contact UMB at (800) 992-3863 to advise of any purchases by wire.
Online: You can open a new account online. Go to www.alger.com and follow the online instructions. Please be sure to first read the Fund prospectus before investing.
By Financial Intermediary: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

Prospectus    18/21

To Make Additional Investments in an Existing Account:
By Mail: Complete and return the Invest by Mail slip attached to your Alger Funds Statement or include your account number, along with investment instructions noting the Alger Fund and share class in which you wish to invest, and a check to the addresses provided above in the “To Open A New Account” section. Purchases made through ACH are subject to a maximum limit of $50,000.
By Telephone: You may purchase shares by telephone (minimum $500, maximum $50,000). Your purchase will be processed at the NAV next calculated after your request is received and the funds will be transferred from your previously designated bank account to your Fund account normally within one business day. Call (800) 992-3863 to initiate a purchase by telephone.
By FED Wire: Have your bank wire funds to UMB Fund Services, Inc. in accordance with the instructions noted above in the “To Open A New Account” section.
Online: You can purchase additional shares in an existing Fund account. Go to www.alger.com and follow the online instructions.
By Financial Intermediary: Call or visit your broker-dealer, investment adviser, bank or other financial institution.
Automatic Investment Plan
The Alger Family of Funds’ Automatic Investment Plan allows you to make automatic purchases on the day of the month that you select. The minimum automatic investment is $50 with a minimum initial investment of $500.
You can sign up for the Automatic Investment Plan when you first establish your account by selecting the option on the new account form or, to add this service to your existing account, complete and return the Additional Services Form available at www.alger.com or call (800) 992-3863 to receive the form by mail.
To Exchange Shares:
By Telephone or Online: To complete an exchange, go to www.alger.com, login to access your account, and follow the online instructions, or call (800) 992-3863 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). You can exchange Class A, B or C Shares of a Fund for the same class of shares of another fund in the Alger Family of Funds, subject to certain restrictions. Shares of one class may not be exchanged for shares of another class, except that in limited circumstances certain accounts will be permitted an exchange from one class to another, provided that you meet applicable eligibility and investment minimum requirements. An exchange between different Trusts in the Alger Family of Funds may be a taxable event.
To Redeem Shares:
By Mail: Send a letter of instruction to Alger Family of Funds, c/o UMB Fund Services, Inc. that includes:
•	account number
•	Fund name and Share class
•	number of shares or dollar amount of redemption
•	where to send the proceeds
•	signature(s) of registered owner(s)
•	a Medallion signature guarantee is required if
•	your redemption is for more than $50,000; or
•	you want the check sent to a different address than the one we have on file; or
•	you want the check to be made payable to someone other than the registered owners we have on file; or
•	you have changed your address on file within the past 30 days.
By Telephone: Call (800) 992-3863 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 30 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.
If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund’s records, and generally a $15 fee per wire sent to a bank account not

Prospectus    19/21

previously designated on the Fund’s records. Fed wire requests to a bank account not previously designated on the Fund’s records must be made in writing, and require a Medallion signature guarantee.
Online: You can redeem shares from an existing Fund account. Go to www.alger.com and follow the online instructions.
By Financial Intermediary: Call or visit your broker-dealer, investment adviser, bank or other financial institution.
Automatic Withdrawal Plan
The Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000 at the time you begin participation in the Plan, and the payments must be for $50 or more.
The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.
Medallion Signature Guarantee is a guarantee by a financial institution that your signature is authentic. The financial institution accepts liability for any forgery or fraud if the signature it guarantees proves to be counterfeit. It is an ideal means to protect investors and their assets. A notarization by a Notary Public is not an acceptable substitute.
Limitations on Excessive Trading
The Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York Stock Exchange closing prices are readily available on a daily basis. The Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under “Net Asset Value.” As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the presence of small capitalization and medium capitalization securities and/or foreign securities in the Fund and other circumstances may invite frequent and/or short-term trading by Fund shareholders, for whatever reason implemented. Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Fund’s portfolio managers, interfere with the efficient management of the Fund, increase the Fund’s transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Fund therefore discourage market timing, and to the extent possible monitor for market timing patterns.
The Board of Trustees has adopted policies and procedures to discourage frequent and/or short-term trading of Fund shares and will generally not accommodate such practices. These policies and procedures allow the Fund to reject purchase or exchange orders, on a temporary or permanent basis, or redeem all Fund shares from investors that the Manager believes, in its reasonable business judgment, are engaging in frequent and/or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the Fund involved. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and neither the Fund nor the Manager will be responsible for any losses you may suffer as a result.
In order to detect significant market timing, the Manager, in accordance with policies and procedures approved by the Board of Trustees, will, among other things, seek to monitor overall subscription, redemption and exchange activity, and isolate significant daily activity to determine if there appears to be market timing activity in an individual portfolio. The Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts (in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators) or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts. The Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. For these and other reasons, there is no guarantee that the Fund’s efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.
Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

Prospectus    20/21

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to its regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter.
In addition, the Fund makes publicly available its respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.
In accordance with the foregoing, the Fund provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. This agreement must be approved by the Fund’s Chief Compliance Officer.
The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.
In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information will include, but not be limited to, relative weightings and characteristics of the Fund’s portfolio versus its peers or an index (such as P/E (or price to book) ratio, EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Fund at (800) 992-3863 to obtain such information.
Other Information
In Kind Redemptions. The Fund may redeem some of your shares “in kind,” which means that some of the proceeds will be paid with securities the Fund owns instead of cash. The Fund has elected to be governed by rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash. If the Fund pays large redemptions in cash, these transactions may increase the Fund’s transaction costs and detract from the Fund’s performance. Large purchases pose similar risks.
Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.
The Fund and the Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.
If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in a Fund through an administrator or trustee (“Plan Administrator”) that maintains a master or “omnibus” account with one or more Funds for trading on behalf of retirement plans and their participants, the Plan Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Plan Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Funds through your retirement plan.
Other Payments by the Funds. In addition to fees that the Funds may pay to a Financial Intermediary for distribution (12b-1) and shareholder servicing, and fees the Funds pay to their transfer agent, UMB Fund Services, Inc., the Distributor, on behalf of a Fund, may enter into agreements with Financial Intermediaries pursuant to which a Fund will pay a Financial Intermediary for networking, sub-transfer agency and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.
Additional Compensation. From time to time the Distributor, at its expense from its own resources, may compensate Financial Intermediaries who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to Financial Intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as

Prospectus    21/21

reimbursement for transactions processing and transmission charges). The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from Financial Intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the Financial Intermediary’s reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your Financial Intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares.
Redemptions by the Fund. If your account, excluding asset-based fee program accounts and accounts held with certain intermediaries, falls below the minimum initial investment amount of the share class in which you are invested, a the Fund may redeem all the Fund shares within your account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment.
The Fund and their agents reserve the right at any time to reject or cancel all or any part of any purchase or exchange order and to redeem all Fund shares if it suspects the shareholder is engaged in, or has engaged in, abusive trading practices and/or violations of any applicable securities laws. When an exchange request in respect of Fund shares is rejected, such shares may be redeemed from the Fund on request of the shareholder. In addition, the Fund reserves the right to modify any terms or conditions of purchase of shares of the Fund or suspend, change or withdraw all or any part of the offering made by this prospectus. If the Fund rejects your purchase or exchange order, you may not be able to execute that transaction, and the Fund and their agents will not be responsible for any losses you may suffer as a result.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account would legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no shareholder initiated activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. If you hold your account directly at the Transfer Agent, please proactively contact the Transfer Agent toll-free at (800) 992-3863 at least annually to ensure your account remains in active status. You may also update your contact information through your Alger access account online at www.alger.com.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Householding. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a Fund. Call an Alger Funds Representative at (800) 992-3863 if you need additional copies of financial reports or prospectuses, or download them at www.alger.com. If you do not want the mailing of these documents to be combined with those for other members of your household, contact The Alger Funds in writing at Alger Family of Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI  53212-2175.

Prospectus    A-1/A-6

Appendix A
Waivers and Discounts Available from Intermediaries
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Ameriprise Financial
Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. To receive a waiver, such waiver must be requested when an eligible trade is made.
Front-end Sales Load Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
Death or disability of the shareholder.

Prospectus    A-2/A-6

CDSC Waivers on Classes A, B and C shares available at Raymond James
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Prospectus    A-3/A-6

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
Breakpoints as described in the fund’s Prospectus.

Prospectus    A-4/A-6

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
Edward D. Jones & Co.
Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Alger Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.
Breakpoints
Rights of Accumulation (ROA)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Alger Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.
Shares purchased in an Edward Jones fee-based program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
The death or disability of the shareholder
Systematic withdrawals with up to 10% per year of the account value
Return of excess contributions from an Individual Retirement Account (IRA)
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

Prospectus    A-5/A-6

Contingent Deferred Sales Charge (CDSC) Waivers
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through NAV reinstatement
Other Important Information
Minimum Purchase Amounts
$250 initial purchase minimum
$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.
No initial sales charge is imposed on purchases of Class A Shares, and no CDSC is imposed on redemptions of Class A and C shares, by the following financial institutions, on behalf of their clients, and financial intermediaries offering self-directed investment brokerage accounts, that have an agreement in place with the Distributor:
(1)	1st Global Capital Corp
(2)	Advisory Group Equity Services Ltd.
(3)	AIG Retirement Services
(4)	Allstate Financial Services LLC
(5)	American Enterprise Investment
(6)	American Portfolios Financial Services
(7)	Ameritas Investment Corp
(8)	Ameritrade Inc.
(9)	Andrew Garrett Inc
(10)	Apex Clearing Corporation
(11)	Ascensus Financial Services LLC
(12)	Ausdal Financial Partners, Inc.
(13)	Avalon Investment & Securities Inc.
(14)	AXA Advisors, LLC
(15)	Bankers & Investors Co.
(16)	BB&T Investment Services Inc.
(17)	Berthel, Fisher & Company Inc.
(18)	Brown Brothers Harriman & Co.
(19)	Cadaret, Grant & Co. Inc.
(20)	Cambridge Investment Research Inc.
(21)	Capital Management Securities Inc.
(22)	Capitol Securities Mgmt Inc.
(23)	Centaurus Financial Inc.
(24)	Cetera Advisor Networks LLC
(25)	Charles Schwab & Co
(26)	Clearview Corespondent Services LLC
(27)	Commonwealth Financial Network
(28)	Comprehensive Asset Management
(29)	David Lerner Associates Inc.
(30)	Deutsche Bank Securities
(31)	DWS Investments Distributors Inc
(32)	Edward Jones & Co
(33)	Fieldpoint Private Securities LLC
(34)	Financial Telesis Inc.
(35)	First Command Financial Planning
(36)	Folio (Fn) Investment Inc.
(37)	Fortune Financial Services Inc.
(38)	Fred Alger & Company, LLC
(39)	FSC Securities Corp
(40)	Fulcrum Securities LLC
(41)	Geneos Wealth Management
(42)	Girard Securities, Inc.
(43)	GWFS Equities Inc.
(44)	GWN Securities Inc.
(45)	H Beck, Inc.
(46)	H D Vest Investment Securities
(47)	Hand Securities Inc.
(48)	Hilliard Lyons Inc.
(49)	Hornor Townsend & Kent Inc.
(50)	HSBC Bank USA NA
(51)	Invest Financial Corp
(52)	Janney Montgomery Scott LLC
(53)	JP Morgan Clearing Corp
(54)	Kestra Investment Services
(55)	Kovack Securities Inc.
(56)	L.M. Kohn & Company
(57)	Lincoln Financial Advisors
(58)	Lincoln Financial Securities
(59)	Lincoln Investment
(60)	Lincoln Investment Planning, LLC
(61)	LPL Financial Corporation
(62)	M Holdings Securities
(63)	Merrill Lynch, Pierce, Fenner & Smith Incorporated
(64)	Mid Atlantic Capital Corp
(65)	MML Distributors LLC
(66)	MML Investors Services, LLC
(67)	Money Concepts Capital Corp
(68)	Morgan Stanley Smith Barney LLC
(69)	MSCS Financial Services LLC
(70)	MSI Financial Services
(71)	Mutual Securities Inc.
(72)	National Financial Services Co
(73)	National Planning Corp
(74)	National Securities Corp

Prospectus    A-6/A-6

(75)	Network 1 Financial Securities Inc.
(76)	Next Financial Group Inc.
(77)	North Ridge Securities Corp
(78)	Northeast Securities, Inc.
(79)	Nylife Securities LLC
(80)	Oppenheimer & Co Inc.
(81)	Park Avenue Securities LLC
(82)	Parkland Securities LLC
(83)	Pershing LLC
(84)	Planmember Securities Corporation
(85)	Princor Financial Services
(86)	Proequities Inc.
(87)	Prudential Investment Mgmt
(88)	Purshe Kaplan Sterling
(89)	Pyramid Funds Corporation
(90)	Questar Capital Corporation
(91)	Raymond James & Associates
(92)	RBC Global Markets Corporation
(93)	Reliance Trust Co
(94)	Robert W Baird & Co Inc.
(95)	Royal Alliance Associates Inc.
(96)	Sagepoint Financial, Inc.
(97)	SA Stone Wealth Management
(98)	Scott & Stringfellow
(99)	Securian Financial Services Inc.
(100)	Securities America Inc.
(101)	Securities Management & Research
(102)	Securities Service Network, Inc.
(103)	Sigma Financial Corp
(104)	Signator Investors Inc.
(105)	SII Investments Inc.
(106)	Silver Oak Securities Inc.
(107)	Snowden Account Services, Inc.
(108)	Stephens Inc
(109)	Stifel, Nicolaus & Company Inc.
(110)	T Rowe Price
(111)	TCAdvisors Network
(112)	TD Ameritrade Trust Company
(113)	The Leaders Group Inc.
(114)	Ubs Financial Services Inc.
(115)	United Planners Financial
(116)	US Bancorp Investments Inc.
(117)	Valic Financial Advisors Inc.
(118)	Vanguard Fiduciary Trust Co
(119)	Vanguard Marketing Corporation
(120)	Voya Financial Advisors (ING)
(121)	Wachovia Bank
(122)	Wells Fargo Bank
(123)	Wells Fargo Brokerage Services
(124)	Wells Fargo Clearing Services LLC
(125)	Western International
(126)	Winslow, Evans & Crocker, Inc.
(127)	Woodbury Financial Services
(128)	Wuestenrot Bank Ag Pfandbiefbank

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For Fund Information:
By Telephone:	(800) 992-3863
By Mail:	Alger Family of Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, WI 53212-2175
Online	Text versions of Fund documents can be downloaded from the following sources:
• The Fund: http://www.alger.com
• SEC (EDGAR data base): www.sec.gov
Statement of Additional Information
For more detailed information about the Fund and its policies, please read the Fund’s Statement of Additional Information, which is incorporated by reference into (is legally made a part of) its Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.
Annual and Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. Copies can also be obtained for a duplicating fee, by E-mail request to publicinfo@sec.gov. Fund documents are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.
Quarterly Fund Holdings
The Fund’s most recent month end portfolio holdings are available approximately sixty days after month-end on the Fund’s website at www.alger.com. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year as an exhibit to Form N-PORT. Forms N-PORT are available online on the SEC’s website at http://www.sec.gov. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.
Alger Electronic Delivery Service
The Funds provide you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds’ website. To sign up for this free service, enroll at www.icsdelivery.com/alger.
Distributor: Fred Alger & Company, LLC
The Alger Institutional Funds                SEC File #811-7986
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